Exhibit 99.1

Global Axcess Corp Reports Second Quarter 2012 Results

- ATM Revenues of $7.1 Million Increases 12% over $6.3 Million in Q2 2011 -

- Record First Half 2012 Revenues of $16.5 Million -

- SG&A Expenses Decrease 13.5% to $1.6 Million from $1.8 Million in Q2 2011 -

JACKSONVILLE, Fla., August 20, 2012 /PRNewswire-FirstCall/ — Global Axcess Corp (OTC Bulletin Board: GAXC - News; the "Company"), an independent provider of self-service kiosk solutions, today announced financial results for the second quarter, the period ended June 30, 2012.

"We faced a series of challenges during the quarter, and these events impacted our volumes and profit margins," commented Michael Loiacono, Chief Financial Officer. "However, we believe the majority of issues that affected performance, particularly that of our ATM operations, have since been addressed. In addition, we are undertaking a number initiatives to continue improving the performance of both our ATM and DVD businesses and streamline our cost structure."

In a separate press release the Company announced the hiring of Kevin L. Reager as its new President, Chief Executive Officer and Director.

Key financial and operational statistics in the second quarter of 2012 include:

ATM Business Line

•	Second quarter 2012 surcharge transactions decreased 1.6% compared to surcharge transactions for the first quarter of 2012 and increased by 8.2% compared to surcharge transactions for the second quarter of 2011.
•	Second quarter 2012 ATM services revenue decreased by 2.5% over ATM services revenue for the first quarter of 2012 and increased by 12% over ATM services revenue for the second quarter of 2011.
•	Second quarter 2012 ATM services gross profit was $2.1 million compared to $2.4 million in the first quarter of 2012 and compared to $2.7 million for the second quarter of 2011.
•	Second quarter 2012 ATM services adjusted EBITDA was $1.1 million, compared to $1.4 million for the first quarter of 2012 and $1.7 million for the second quarter of 2011.

DVD Business Line

•	Second quarter 2012 consolidated DVD services revenue was $1.1 million, compared to $1.1 million for the first quarter of 2012 and compared to $2.0 million for the second quarter of 2011.
•	Second quarter 2012 consolidated DVD services gross profit was $313,000 compared to $226,000 in the first quarter of 2012 and compared to $342,000 for the second quarter of 2011.
•	Second quarter 2012 DVD services adjusted EBITDA was $129,000 compared to $41,000 for the first quarter of 2011 and compared to $(113,000) for the second quarter of 2011.

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

SG&A

•	Second quarter 2012 consolidated SG&A was $1.6 million or 19.4% of revenue, compared to $1.7 million or 20.9% of revenue for the first quarter of 2012 and $1.8 million or 22.1% of revenue for the second quarter of 2011.

Michael Loiacono, Chief Financial Officer commented, “While we generated 12% year-over-year ATM services growth, both organic and acquisitive, there was a downturn in ATM transactions in the last six weeks of the second quarter as well as flat DVD revenues. We had several non-recurring challenges, including the lower-than-expected ATM transactions as well as an issue with a third-party ATM vendor that impacted both hardware and software in the machines, thus lowering revenues for the quarter. DVD rentals are highly correlated to new movie releases of which there were significantly fewer during the second quarter, which led to lower volumes. In addition, we had 70 fewer DVD kiosks in the marketplace than last year as they were awaiting redeployment after being removed from the major grocery store chain at the end of 2011.”

Second Quarter 2012 Financial Results

The Company reported consolidated revenues of $8.2 million for the second quarter ended June 30, 2012. This was down 1.7% sequentially from first quarter 2012 revenue of $8.3 million and down 1.7% compared to $8.3 million for the second quarter of 2011. ATM revenue for the second quarter of 2012 was $7.1 million as compared to $7.2 million in the first quarter of 2012 and $6.3 million in the year-ago period. DVD rental revenue for the second quarter of 2012 was $1.1 million as compared to $1.1 million in the first quarter of 2012 and $2.0 million in the year-ago period.

Gross profit was approximately $2.4 million, or 29.6% gross margin, for the second quarter 2012 compared sequentially to $2.7 million, or 32.1% gross margin in the first quarter of 2012 and compared to $3.1 million, or 36.9% gross margin, for the second quarter of 2011. Operating loss was $(252,000) compared sequentially to an operating loss of $(35,000) in the first quarter of 2012 and compared to operating income of $320,000 for the second quarter of 2011. During the second quarter of 2012, the Company recorded net interest expense of $301,000, compared sequentially to net interest expense of $255,000 for the first quarter of 2012 and compared to $179,000 for the same period of 2011. The increase was mainly due to an increase in debt.

EBITDA (earnings before net interest, taxes, depreciation and amortization) for the second quarter of 2012 was $754,000 compared sequentially to $928,000 in the first quarter of 2012 and compared to $1.2 million for the second quarter of 2011. Adjusted EBITDA (EBITDA before stock compensation expenses, restructuring charges, gain or loss on sale of assets and impairment of assets) was $829,000 for the second quarter of 2012, which was below guidance of $1.0 million. This compared sequentially to $925,0000 for the first quarter of 2012 and compares to $1.2 million for the second quarter of 2011. EBITDA and adjusted EBITDA represent non-GAAP (Generally Accepted Accounting Principles) financial measures. A table reconciling these measures to the appropriate GAAP measures is included in this release.

Net loss for the second quarter was $(576,000), or a loss of $(0.03) per basic and diluted share. This compared sequentially to a net loss of $(291,000), or a loss of $(0.01) per basic and diluted share in the first quarter of 2012 and compared to net income of $183,000, or $0.01 per basic and diluted share, for the same period of 2011.

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

Year-to-Date 2012 Financial Results

For the six months ended June 30, 2012, total revenue was a record $16.5 million, an increase of 1.3%, compared to $16.2 million for the same period of 2011. Gross profit for the six months ended June 30, 2012 was $5.1 million, or 30.8% gross margin, compared to $6.1 million, reflecting a gross margin of 37.8% for the comparable 2011 period.

Operating loss from operations for six months ended June 30, 2012 was $(286,000), including a $48,000 restructuring charge. This compared to operating income of $82,000 for the same period of 2011, which included a $512,000 restructuring charge.

Net loss for the six months ended June 30, 2012 was $(867,000), or $(0.04) loss per basic and diluted share compared to a net loss of $(360,000), or $(0.02) loss per basic and diluted share for the same period in 2011.

For the six months ended June 30, 2012, EBITDA was $1.7 million compared to $1.8 million for the same period in 2011. Adjusted EBITDA was $1.8 million for the six months ended June 30, 2012 compared to $2.4 million in the same period last year.

Balance Sheet and Cash Flows

As of June 30, 2012, the Company had approximately $301,000 in cash compared to approximately $975,000 as of December 31, 2011.

Net cash provided by operating activities during the six months ended ended June 30, 2012 was $1.7 million compared to net cash provided by operating activities of approximately $943,000 during the six months ended June 30, 2011.

Disclosure of Non-GAAP Financial Information

EBITDA and Adjusted EBITDA are non-GAAP financial measures provided as a complement to results prepared in accordance with accounting principles generally accepted within the United States of America ("GAAP") and may not be comparable to similarly-titled measures reported by other companies. Management believes that the presentation of these measures and the identification of unusual, non-recurring, or non-cash items enhance an investor's understanding of the underlying trends in the Company's business and provide for better comparability between periods in different years. However, non-GAAP net income should not be construed as an alternative to GAAP as an indicator of our operating performance because the items excluded from the non-GAAP measures often have a material impact on results of operations. Therefore, management uses - and investors should use - non-GAAP measures in conjunction with our reported GAAP results.

EBITDA excludes interest expense, tax benefit, depreciation expenses and amortization expenses. Adjusted EBITDA excludes impairment of assets, restructuring charges, stock compensation expense, gain or loss on sale of assets, other non-operating expense and loss on early extinguishment of debt. Since Adjusted EBITDA exclude certain non-recurring or non-cash items, these measures may not be comparable to similarly-titled measures employed by other companies. The non-GAAP financial measures presented herein should not be considered in isolation or as a substitute for operating income, net income, cash flows from operating, investing, or financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

Conference Call Information

The Company has scheduled a conference call on Monday, August 20, 2012 at 10 a.m. ET to discuss financial results for the quarter ended June 30, 2012.

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

Anyone interested in participating should call 1-877-941-8416 (domestic) or 1-480-629-9808 (international), approximately 5 to 10 minutes prior to the start of the call.

There will be a playback available until August 27, 2012. To listen to the playback, please call 1-877-870-5176 if calling within the United States or 1-858-384-5517 if calling internationally. Please use pass code 4557199 for the replay. A transcript of the conference call will be available on the Company's website on Thursday, August 23, 2012 or by calling Brett Maas of Hayden IR at 646-536-7331.

About Global Axcess Corp

Headquartered in Jacksonville, Florida, Global Axcess Corp was founded in 2001 with a mission to emerge as the leading independent provider of self-service kiosk services in the United States. The Company provides turnkey ATM and other self-service kiosk management solutions that include cash and inventory management, project and account management services. Global Axcess Corp currently owns, manages or operates more than 5,200 ATMs and DVD kiosks in its national network spanning 43 states.  For more information on the Company, please visit http://www.globalaxcess.biz.  For more information on Nationwide Money Services, please visit http://www.nationwidemoney.com.

Investor Relations Contacts:

Michael Loiacono

IR@GAXC.biz

Hayden IR:

Brett Maas or Jeff Stanlis: (646) 536-7331

Brett@haydenir.com / Jeff@haydenir.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as: "believes," "expects," "may," "will," "should," or "anticipates," or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements give the Company's current expectations or forecasts of future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. The forward-looking statements contained in this release include, among other things, statements concerning projections, predictions, expectations, estimates or forecasts as to the Company's business, financial and operational results and future economic performance, and statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Other factors that could cause the Company's actual performance or results to differ from its projected results are described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You should not read forward-looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

- tables follow –

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

	(Unaudited)	(Audited)
	June 30, 2012	December 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$301,251	$975,363
Accounts receivable, net of allowance of $36,797 in 2012 and $26,451 in 2011	1,206,977	1,034,938
Inventory, net of allowance for obsolescence of $182,572 in 2012 and 2011	1,361,799	1,898,732
Deferred tax asset - current	13,968	315,960
Prepaid expenses and other current assets	175,423	115,602
Total current assets	3,059,418	4,340,595

Fixed assets, net	10,151,352	9,241,824

Other assets
Merchant contracts, net	11,847,092	12,435,353
Intangible assets, net	4,369,314	4,459,334
Deferred tax asset - non-current	1,961,243	1,659,251
Other assets	130,249	692,027

Total assets	$31,518,668	$32,828,384

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$5,334,698	$5,704,245
Note payable - related party - current portion, net	28,488	33,100
Notes payable - current portion	18,299	18,922
Senior lenders' notes payable - current portion, net	2,952,641	3,715,796
Capital lease obligations - current portion	344,980	316,377
Total current liabilities	8,679,106	9,788,440

Long-term liabilities
Interest rate swap contract	665,701	605,479
Note payable - related party - long-term portion	-	11,229
Notes payable - long-term portion	16,371	25,651
Senior lenders' notes payable - long-term portion	9,246,050	8,633,960
Capital lease obligations - long-term portion	68,151	46,979
Total liabilities	18,675,379	19,111,738

Stockholders' equity
Preferred stock; $0.001 par value; 5,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock; $0.001 par value; 45,000,000 shares authorized, 23,205,358 and 23,174,108 shares issued and 22,728,795 and 22,712,977 shares outstanding at June 30, 2012 and December 31, 2011, respectively	22,779	22,763
Additional paid-in capital	23,670,573	23,606,308
Accumulated other comprehensive loss	(665,701)	(605,479)
Accumulated deficit	(9,943,103)	(9,075,687)
Treasury stock; 476,563 and 461,131 shares of common stock at cost at June 30, 2012 and December 31, 2011, respectively	(241,259)	(231,259)
Total stockholders' equity	12,843,289	13,716,646
Total liabilities and stockholders' equity	$31,518,668	$32,828,384

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended
	June 30, 2012	June 30, 2011

Revenues	$8,155,130	$8,293,743

Cost of revenues	5,741,341	5,232,206
Gross profit	2,413,789	3,061,537

Operating expenses
Depreciation expense	680,790	572,190
Amortization of intangible merchant contracts	325,435	291,220
Selling, general and administrative	1,584,718	1,832,866
Restructuring charges	47,551	27,221
Stock compensation expense	26,945	17,828
Total operating expenses	2,665,439	2,741,325
Operating income (loss) from operations before items shown below	(251,650)	320,212

Interest expense, net	(301,248)	(178,604)
Gain (loss) on sale of assets	(710)	63,541
Income (loss) from operations before income tax expense	(553,608)	205,149
Income tax expense	(22,500)	(22,000)
Net income (loss)	$(576,108)	$183,149

Income (loss) per common share - basic:
Net income (loss) per common share	$(0.03)	$0.01

Income (loss) per common share - diluted:
Net income (loss) per common share	$(0.03)	$0.01

Weighted average common shares outstanding:
Basic	22,728,795	22,556,526
Diluted	22,728,795	23,180,752

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	For the Three Months Ended
	June 30, 2012	June 30, 2011

Net income (loss)	$(576,108)	$183,149

Other comprehensive loss:
Unrealized losses on cash flow hedges	(78,420)	(244,515)
Total Other comprehensive loss	(78,420)	(244,515)

Total Comprehensive loss	$(654,528)	$(61,366)

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Six Months Ended
	June 30, 2012	June 30, 2011

Revenues	$16,451,430	$16,243,814

Cost of revenues	11,378,149	10,108,376
Gross profit	5,073,281	6,135,438

Operating expenses
Depreciation expense	1,295,975	1,147,514
Amortization of intangible merchant contracts	652,279	579,658
Selling, general and administrative	3,319,691	3,774,512
Restructuring charges	47,551	512,261
Stock compensation expense	44,140	39,528
Total operating expenses	5,359,636	6,053,473
Operating income (loss) from operations before items shown below	(286,355)	81,965

Interest expense, net	(555,844)	(349,501)
Gain on sale of assets	19,783	63,541
Other non-operating expense, net	-	(112,500)
Loss from operations before income tax benefit	(822,416)	(316,495)
Income tax expense	(45,000)	(44,000)
Net loss	$(867,416)	$(360,495)

Loss per common share - basic:
Net loss per common share	$(0.04)	$(0.02)

Loss per common share - diluted:
Net loss per common share	$(0.04)	$(0.02)

Weighted average common shares outstanding:
Basic	22,726,014	22,424,358
Diluted	22,726,014	22,424,358

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	For the Six Months Ended
	June 30, 2012	June 30, 2011

Net loss	$(867,416)	$(360,495)

Other comprehensive loss:
Unrealized losses on cash flow hedges	(60,222)	(244,515)
Total Other comprehensive loss	(60,222)	(244,515)

Total Comprehensive loss	$(927,638)	$(605,010)

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended
	June 30, 2012	June 30, 2011

Cash flows from operating activities:
Net loss	$(867,416)	$(360,495)
Adjustments to reconcile net loss from operations to net cash provided by operating activities:
Stock based compensation	44,140	39,528
Stock options issued to consultants in lieu of cash compensation	10,141	-
Depreciation expense	1,295,975	1,147,514
Amortization of intangible merchant contracts	652,279	579,658
Amortization of capitalized loan fees	95,743	37,447
Allowance for doubtful accounts	(10,346)	(13,148)
Gain on sale of assets	(19,783)	(63,541)
Changes in operating assets and liabilities, net of effects of acquisitions:
Change in accounts receivable, net	(161,693)	(458,988)
Change in inventory, net	78,833	(465,477)
Change in prepaid expenses and other current assets	(59,821)	(66,861)
Change in other assets	(16,300)	(30,327)
Change in intangible assets, net	(5,723)	(13,305)
Change in interest rate swap contract	-	244,515
Change in accounts payable and accrued liabilities	630,453	366,528
Net cash provided by operating activities	1,666,482	943,048

Cash flows from investing activities:
Cash paid for Tejas acquisition	-	(1,375,000)
Proceeds from sale of property and equipment	-	61,250
Cash paid for Kum and Go acquisition	(1,000,000)	-
Costs of acquiring merchant contracts	(64,018)	(187,315)
Purchase of fixed assets	(871,059)	(950,582)
Net cash used in investing activities	(1,935,077)	(2,451,647)

Cash flows from financing activities:
Proceeds from issuance of common stock	-	7,500
Proceeds from senior lenders' notes payable	1,402,219	2,799,658
Principal payments on senior lenders' notes payable	(1,553,284)	(1,346,767)
Principal payments on notes payable	(9,903)	(10,580)
Principal payments on note payable - related party	(15,841)	(14,139)
Principal payments on capital lease obligations	(228,708)	(229,678)
Net cash provided by (used in) financing activities	(405,517)	1,205,994
Decrease in cash and cash equivalents	(674,112)	(302,605)
Cash and cash equivalents, beginning of period	975,363	1,743,562
Cash and cash equivalents, end of the period	$301,251	$1,440,957

Cash paid for interest	$378,253	$313,740

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

The following table sets forth a reconciliation of net income (loss) from operations to EBITDA from operations for the three months ended June 30, 2012 and 2011:

	For the Three Months Ended
	June 30, 2012	June 30, 2011

Net income (loss)	$(576,108)	$183,149
Income tax expense	22,500	22,000
Interest expense, net	301,248	178,604
Depreciation expense	680,790	572,190
Amortization of intangible merchant contracts	325,435	291,220
EBITDA from operations	$753,865	$1,247,163

The following table sets forth a reconciliation of net income (loss) to EBITDA from operations before restructuring charges, stock compensation expense, and (gain) loss on sale of assets (“Adjusted EBITDA”) for the three months ended June 30, 2012 and 2011:

	For the Three Months Ended
	June 30, 2012	June 30, 2011

Net income (loss)	$(576,108)	$183,149
Income tax expense	22,500	22,000
Interest expense, net	301,248	178,604
Depreciation expense	680,790	572,190
Amortization of intangible merchant contracts	325,435	291,220
Restructuring charges	47,551	27,221
Stock compensation expense	26,945	17,828
(Gain) loss on sale of assets	710	(63,541)
Adjusted EBITDA from operations	$829,071	$1,228,671

The following table sets forth a reconciliation of net loss from operations to EBITDA from operations for the six months ended June 30, 2012 and 2011:

	For the Six Months Ended
	June 30, 2012	June 30, 2011

Net loss	$(867,416)	$(360,495)
Income tax expense	45,000	44,000
Interest expense, net	555,844	349,501
Depreciation expense	1,295,975	1,147,514
Amortization of intangible merchant contracts	652,279	579,658
EBITDA from operations	$1,681,682	$1,760,178

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

The following table sets forth a reconciliation of net loss to EBITDA from operations before restructuring charges, stock compensation expense, gain on sale of assets and other non-operating expense, net (“Adjusted EBITDA”) for the six months ended June 30, 2012 and 2011:

	For the Six Months Ended
	June 30, 2012	June 30, 2011

Net loss	$(867,416)	$(360,495)
Income tax expense	45,000	44,000
Interest expense, net	555,844	349,501
Depreciation expense	1,295,975	1,147,514
Amortization of intangible merchant contracts	652,279	579,658
Restructuring charges	47,551	512,261
Stock compensation expense	44,140	39,528
Gain on sale of assets	(19,783)	(63,541)
Other non-operating expense, net	-	112,500
Adjusted EBITDA from operations	$1,753,590	$2,360,926

EBITDA (a non-GAAP measure) is defined as earnings before net interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA from operations before restructuring charges, stock compensation expense, gain on sale of assets and other non-operating expense, net.

BUSINESS SEGMENT INFORMATION

FASB requires that companies report separately in the financial statements certain financial and descriptive information about segment revenues, income and assets. The method for determining what information is reported is based on the way that management organizes the operating segments for making operational decisions and assessments of financial performance. In computing operating loss and net loss for the DVD services business and the ATM services business, no allocations of general corporate expenses have been made and these are included in the Corporate Support services business.

The following table summarizes our revenues, gross profit, SG&A, stock compensation expenses, depreciation and amortization, impairment of assets and long-lived assets, restructuring charges, operating income (loss), net income (loss) and Adjusted EBITDA by segment for the periods indicated below.

EBITDA (a non-GAAP measure) is defined as earnings before net interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA from operations before restructuring charges, stock compensation expense, gain on sale of assets, and other non-operating expense.

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz

	For the Three Months Ended		For the Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Revenues:
ATM Services	$7,051,808	$6,294,709	$14,280,876	$12,241,286
DVD Services - The Exchange	1,103,322	1,103,589	2,170,554	2,172,475
DVD Services - Other	-	895,445	-	1,830,053
Corporate Support	-	-	-	-
Consolidated revenues	$8,155,130	$8,293,743	$16,451,430	$16,243,814

Gross profit:
ATM Services	$2,100,338	$2,719,700	$4,533,702	$5,270,574
DVD Services - The Exchange	313,451	460,575	539,579	1,005,394
DVD Services - Other	-	(118,738)	-	(140,530)
Corporate Support	-	-	-	-
Consolidated gross profit	$2,413,789	$3,061,537	$5,073,281	$6,135,438

SG&A:
ATM Services	$988,439	$959,591	$2,050,018	$2,036,158
DVD Services - The Exchange	184,629	167,229	369,635	362,766
DVD Services - Other	-	287,459	-	574,727
Corporate Support	411,650	418,587	900,038	800,861
Consolidated SG&A	$1,584,718	$1,832,866	$3,319,691	$3,774,512

Stock compensation expense:
ATM Services	$-	$-	$-	$-
DVD Services - The Exchange	-	-	-	-
DVD Services - Other	-	-	-	-
Corporate Support	26,945	17,828	44,140	39,528
Consolidated stock compensation expense	$26,945	$17,828	$44,140	$39,528

Depreciation & Amortization:
ATM Services	$615,267	$481,890	$1,214,945	$961,106
DVD Services - The Exchange	314,904	44,986	580,668	85,608
DVD Services - Other	-	259,991	-	527,642
Corporate Support	76,055	76,543	152,641	152,816
Consolidated depreciation & amortization	$1,006,225	$863,410	$1,948,254	$1,727,172

Restructuring charges:
ATM Services	$47,551	$38,520	$47,551	$62,738
DVD Services - The Exchange	-	-	-	-
DVD Services - Other	-	-	-	-
Corporate Support	-	(11,299)	-	449,523
Consolidated restructuring charges	$47,551	$27,221	$47,551	$512,261

Operating income (loss):
ATM Services	$449,081	$1,239,699	$1,221,188	$2,210,572
DVD Services - The Exchange	(186,082)	248,360	(410,724)	557,020
DVD Services - Other	-	(666,188)	-	(1,242,899)
Corporate Support	(514,649)	(501,659)	(1,096,819)	(1,442,728)
Consolidated operating income (loss)	$(251,650)	$320,212	$(286,355)	$81,965

Net income (loss):
ATM Services	$416,359	$1,204,923	$1,158,691	$2,138,048
DVD Services - The Exchange	(184,834)	248,360	(390,205)	557,020
DVD Services - Other	-	(602,648)	-	(1,141,859)
Corporate Support	(807,633)	(667,486)	(1,635,902)	(1,913,704)
Consolidated net income (loss)	$(576,108)	$183,149	$(867,416)	$(360,495)

Adjusted EBITDA:
ATM Services	$1,111,899	$1,738,109	$2,483,684	$3,190,416
DVD Services - The Exchange	128,822	293,346	169,944	642,628
DVD Services - Other	-	(406,197)	-	(715,257)
Corporate Support	(411,650)	(418,587)	(900,038)	(800,861)
Consolidated Adjusted EBITDA	$829,071	$1,206,671	$1,753,590	$2,316,926

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7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256

www.globalaxcess.biz